UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2011

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On March 16, 2011, The Cooper Companies, Inc. (“Cooper”) held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in Cooper’s revised Proxy Statement filed with the SEC on February 3, 2011. Each of the proposals was approved by the stockholders as set forth below.

Proposal 1 – Election of a Board of Eight Directors

The following individuals were elected to serve as directors of Cooper until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The voting results were as follows:

Nominee	For	Withheld
A. Thomas Bender (Chairman)	39,558,593	2,355,809
Michael H. Kalkstein	39,419,125	2,495,676
Jody S. Lindell	40,361,503	1,553,957
Donald Press	39,420,089	2,497,691
Steven Rosenberg	39,684,331	2,233,216
Allan E. Rubenstein, M.D. (Vice-Chair & Lead Director)	39,419,458	2,495,527
Robert S. Weiss	39,773,255	2,144,048
Stanley Zinberg, M.D.	39,687,662	2,229,699

Proposal 2 – Ratification of KPMG LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending October 31, 2011

The appointment of KPMG LLP to serve as Cooper’s independent registered public accounting firm for the fiscal year ending October 31, 2011 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
42,563,644	963,502	25,137	10

Proposal 3 – Approval of the Amendment and Restatement of the 2007 Long-Term Incentive Plan

The amendment and restatement of the 2007 Long-Term Incentive Plan to add 1,530,000 shares to the total shares reserved for grant was adopted. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
33,811,022	8,167,188	16,837	1,557,246

Proposal 4 – Approval of the Amendment and Restatement of the 2006 Director’s Plan

The amendment and restatement of the 2006 Directors’ Plan to add 300,000 shares to the total shares reserved for grant was adopted. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
34,527,312	7,449,886	17,848	1,557,247

Proposal 5 – Advisory Vote on the Compensation of Named Executive Officers

The stockholders adopted, on an advisory basis, a resolution approving the Company’s compensation of the Named Executive Officers as presented in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
41,571,614	231,877	191,555	1,557,247

Proposal 6 – Advisory Vote on the Frequency With Which Compensation of Named Executive Officers Will be Subject to an Advisory Vote

The stockholders approved, on an advisory basis, the annual presentation of a vote on the compensation of the Company’s Named Executive Officers as presented in the Proxy Statement. The voting results were as follows:

Annual	Biennial	Triennial	Abstain	Broker Non-Vote
38,272,368	147,449	3,367,332	92,989	1,672,155

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 16, 2011 regarding Cooper Annual Stockholder Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By	/s/ Carol R. Kaufman
Carol R. Kaufman
Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

Dated: March 21, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 16, 2011 regarding Cooper Annual Stockholder Meeting